                                     [LOGO]
                               MANULIFE FINANCIAL

                                 LEASE AGREEMENT








                        COFFEE.COM INTERACTIVE CAFE CORP.
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PROPERTY: R.E. 426

BUILDING:   MANULIFE HOUSE
            603 - 7TH AVENUE S.W.
            CALGARY,ALBERTA
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

                                      INDEX

                                                                                  PAGE
1.     LEASED PREMISES..........................................................   1
2.     TERM
       a)   Term................................................................   1
       b)   Delay in Occupancy..................................................   1
       c)   Overholding.........................................................   2
3.     RENT
       a)   Basic Rent..........................................................   2
       b)   Additional Rent.....................................................   2
            i)   Taxes..........................................................   2
            ii)  Operating Costs................................................   2
       c)   Payment - Additional Rent...........................................   2
       d)   Accrual of Rent.....................................................   3
       e)   Recovery of Rent....................................................   3
       f)   Limitations.........................................................   3

4.     SECURITY DEPOSIT.........................................................   3
5.     GENERAL COVENANTS
       a)   Landlord's Covenant ................................................   3
       b)   Tenant's Covenant ..................................................   3
6.     USE AND OCCUPANCY
       a)   Use.................................................................   4
       b)   Waste, Nuisance, etc................................................   4
       c)   Insurance Risks.....................................................   4
       d)   Compliance with Law.................................................   4
       e)   Environmental Compliance............................................   4
       f)   Rules and Regulations...............................................   4

7.     ASSIGNMENT AND SUB-LETTING
       a)   No Assignment Without Consent.......................................   4
       b)   Assignment of Obligations...........................................   4
       c)   Assumption of Obligations...........................................   5
       d)   Tenants Continuing Obligations......................................   5

8.     REPAIR AND DAMAGE
       a)   Landlord's Repairs to Building and Property.........................   5
       b)   Landlord's Repairs to the Leased Premises...........................   5
       c)   Tenant's Repairs....................................................   5
       d)   Indemnification.....................................................   6
       e)   Damage and Destruction...............................................  6
9.     INSURANCE AND LIABILITY
       a)   Landlord's Insurance................................................   7
       b)   Tenant's Insurance..................................................   7
       c)   Limitation of Landlord's Liability..................................   8
       d)   Indemnity of Landlord...............................................   8
       e)   Definition of "Insured Damage"......................................   8

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
10.    EVENTS OF DEFAULT AND REMEDIES
       a)       Events of Default and Remedies .................................   8
       b)       Payment of Rent, etc. on Termination ...........................   9

ADDITIONAL PROVISIONS
11.    Relocation of Leased Premises............................................   9
12.    Subordination and Amount.................................................   10
13.    Certificates.............................................................   10
14.    Inspection of and Access to the Leased Premises..........................   10
15.    Delay....................................................................   10
16.    Waiver...................................................................   11
17.    Sale, Demolition and Renovation..........................................   11
18.    Public Taking............................................................   11
19.    Registration of Lease....................................................   12
20.    Lease Entire Agreement ..................................................   12
21.    Notices..................................................................   12
22.    Interpretation...........................................................   12
23.    Extent of Lease Obligations..............................................   12
24.    Use and Occupancy Prior to Term .........................................   13
25.    Schedules ...............................................................   13

DEFINITIONS OF PRINCIPAL TERMS                        PARAGRAPH         PAGE
Additional Rent                                       3(b)                2
Additional Services                                   4(a)              D-1
Basic Rent                                            3(a)                2
Building                                              1                   1
Debts, Liabilities & Obligations                      4                   3
Fiscal Period                                         3(c)                2
Insured Damage                                        9(e)                8
Landlord                                                               1,11
Landlord's Taxes                                      2(a)              C-1
Leased Premises                                       1                   1
Leasehold Improvements                                1                 F-1
Landlord's Work                                       2                 F-2
Operating Costs                                       5                 D-2
Property                                              1                   1
Public Taking                                         18                 11
Rent                                                  3(d)                3
Taxes                                                 2(b)              C-1
Tenant                                                                    1
Tenant's Proportionate Share                          2(d)              C-2
Tenant's Proportionate Share                          7                 D-3
Tenant's Taxes                                        2(c)              C-1
Term                                                  2(a)                1

THIS AGREEMENT made this 20th day of March, 1997.

BETWEEN:
         THE MANUFACTURERS LIFE INSURANCE COMPANY, a body corporate, having its head office in Toronto, Canada, and having a local office at SUITE 1475, 550 - 6TH AVENUE S.W.

         in the CITY
         of CALGARY, PROVINCE OF ALBERTA

            (hereinafter called the "Landlord")
                                                              OF THE FIRST PART,
         --- and ---


         COFFEE.COM INTERACTIVE CAFE CORP.
         having an office at SUITE 550
         603 - 7TH AVE. S.W.
         in the City
         of CALGARY, PROVINCE OF ALBERTA

            (hereinafter called the "Tenant")
                                                             OF THE SECOND PART,

         In consideration of the rents, covenants and agreements hereinafter contained, the Landlord and Tenant hereby agree as follows.

                               1. LEASED PREMISES

LEASED PREMISES

         The Landlord does demise and lease to the Tenant the premises (the "Leased Premises") located in a building (the "Building") having a municipal address of 603 - 7TH AVENUE S.W. , in the CITY OF CALGARY, PROVINCE OF ALBERTA and known as MANULIFE HOUSE


(the Leased Premises, the Building, together with the lands described in Schedule "A" attached hereto and present and future improvements, additions and changes thereto being herein called the "Property"), the Leased Premises consisting of approximately TWO THOUSAND EIGHT HUNDRED EIGHTY square feet rentable (2,880 s.f.r.) on the FIFTH (5th) floor -- as outlined in red on the plan or plans marked Schedule "B" attached hereto, excluding the exterior surfaces of the exterior walls of the Leased Premises.

                                     2. TERM

TERM

(a) TO HAVE AND TO HOLD the Leased Premises for and during the term of Five (5) years and zero (0) days/months (the "Term") to be computed from the 1st day of MAY, 1997, and to be fully complete and ended on the 30th day of APRIL, 2002, unless otherwise terminated.

DELAY IN OCCUPANCY

(b) If the Leased Premises or any part thereof are not ready for occupancy on the date of commencement of the Term, no part of the "Rent" (as hereinafter defined) or only a proportionate part thereof, in the event that the Tenant shall occupy a part of the Leased Premises, shall be payable for the period prior to the date when the entire Leased Premises are ready for occupancy and the full Rent shall accrue only after such last mentioned date. The Tenant agrees to accept any such abatement of Rent in full settlement of all claims which the Tenant might otherwise have by reason of the Leased Premises not being ready for occupancy on the date of commencement of the



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Term, provided that when the Landlord has completed construction of such part of the Leased Premises as it is obliged hereunder to construct, the Tenant shall not be entitled to any abatement of Rent for any delay in occupancy due to the Tenant's failure or delay to provide plans or to complete any special installations or other work required for its purposes or due to any other reason, nor shall the Tenant be entitled to any abatement of Rent for any delay in occupancy if the Landlord has been unable to complete construction of the Leased Premises by reason of such failure or delay by the Tenant. A certificate of the Landlord as to the date the Leased Premises were ready for occupancy and such construction as the Landlord is obliged to complete is substantially completed, or as to the date upon which the same would have been ready for occupancy and completed respectively but for the failure or delay of the Tenant, shall be conclusive and binding on the Tenant and Rent in full shall accrue and become payable from the date set out in the said certificate. Notwithstanding any delay in occupancy, the expiry date of this Lease shall remain unchanged.

OVER-HOLDING

(c) If at the expiration of the Term or sooner termination hereof, the Tenant shall remain in possession without any further written agreement or in circumstances where a tenancy would thereby be created by implication of law or otherwise, a tenancy from year to year shall not be created by implication of law or otherwise, but the Tenant shall be deemed to be a monthly tenant only, at double "Basic Rent" (as hereinafter defined) payable monthly in advance plus "Additional Rent" (as hereinafter defined) and otherwise upon and subject to the same terms and conditions as herein contained, excepting provisions for renewal (if any) and leasehold improvement allowance (if any), contained herein, and nothing, including the acceptance of any Rent by the Landlord, for periods other than monthly periods, shall extend this Lease to the contrary except an agreement in writing between the Landlord and the Tenant and the Tenant hereby authorizes the Landlord to apply any moneys received from the Tenant in payment of such monthly Rent.

                                     3. RENT

BASIC RENT

(a) The Tenant shall without deduction or right of offset pay to the Landlord yearly and every year during the Term as rental (herein called "Basic Rent"), the sum of FOURTEEN THOUSAND FOUR HUNDRED Dollars ($14,400.00) of lawful money of the jurisdiction in which the Leased Premises are located, in equal monthly installments of ONE THOUSAND TWO HUNDRED Dollars ($1,200.00 ) each in advance on the first day of each month during the Term, the first payment to be made on the first day of MAY, 1997.

ADDITIONAL RENT

(b) The Tenant shall, without deduction or right of offset pay to the Landlord yearly and every year during the Term as additional rental (herein called "Additional Rent")

         (i) the amounts of any Taxes payable by the Tenant to the Landlord pursuant to the provisions of Schedule "C" attached hereto; and

         (ii) the amounts required to be paid to the Landlord pursuant to the provisions of Schedule "D" attached hereto.

PAYMENT - ADDITIONAL RENT

(c) Additional Rent shall be paid and adjusted with reference to a fiscal period of twelve (12) calendar months ("Fiscal Period"), which shall be a calendar year unless the Landlord shall from time to time have selected a Fiscal Period which is not a calendar year by written notice to the Tenant.

         The Landlord shall advise the Tenant in writing of its estimate of the Additional Rent to be payable by the Tenant during the Fiscal Period (or broken portion of the Fiscal Period, as the case may be, if applicable at the commencement or end of the term or because of a change in Fiscal Period) which commenced upon the commencement date of the Term and for each succeeding Fiscal Period or broken portion thereof which commences during the Term. Such estimate shall in every case be a reasonable estimate and, if requested by the Tenant, shall be accompanied by reasonable particulars of the manner in which it was calculated. The Additional Rent payable by the Tenant shall be paid in equal monthly installments in advance at the same time as payment of Basic Rent is due hereunder based on the Landlord's estimate as aforesaid. From time to time, the Landlord may re-estimate, on a reasonable basis, the amount of Additional Rent for any Fiscal Period or broken portion thereof, in which case the Landlord shall advise the Tenant in writing of such re-estimate and fix new equal monthly installments for the remaining balance of such Fiscal Period or broken portion thereof. After the end of each such Fiscal Period or broken portion thereof



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the Landlord shall submit to the Tenant a statement of the actual Additional
Rent payable in respect of such Fiscal Period or broken portion thereof and a calculation of the amounts by which the Additional Rent payable by the Tenant exceeds or is less than (as the case may be) the aggregate installments paid by the Tenant on account of Additional Rent for such Fiscal Period.

         Within thirty (30) days after the submission of such statement either the Tenant shall pay to the Landlord any amount by which the amount found payable by the Tenant with respect to such Fiscal Period or broken portion thereof exceeds the aggregate of the monthly payments made by it on account thereof during such Fiscal Period or broken portion thereof, or the Landlord shall pay to the Tenant any amount by which the amount found payable as aforesaid is less than the aggregate of such monthly payments.

ACCRUAL OF RENT

(d) Basic Rent and Additional Rent (herein collectively called "Rent") shall be considered as accruing from day to day, and Rent for an irregular period of less than one year or less than one calendar month shall be apportioned and adjusted by the Landlord for the Fiscal Periods of the Landlord in which the tenancy created hereby commences and expires. Where the calculation of Additional Rent for a period cannot be made until after the termination of this Lease, the obligation of the Tenant to pay Additional Rent shall survive the termination hereof and Additional Rent for such period shall be payable by the Tenant upon demand by the Landlord. If the Term commences or expires on any day other than the first or the last day of a month, Rent for such fraction of a month shall be apportioned and adjusted as aforesaid and paid by the Tenant on the commencement date of the Term.

RECOVERY OF RENT

(e) Rent and any other amounts required to be paid by the Tenant to the Landlord under this Lease shall be deemed to be and be treated as rent and payable and recoverable as rent, and the Landlord shall have all rights against the Tenant for default in any payment of rent and other amounts as in the case of arrears in rent.

LIMITATIONS

(f) The information set out in statements, documents or other writings setting out the amount of Additional Rent submitted to the Tenant under or pursuant to this Lease shall be binding on the Tenant and deemed to be accepted by it and shall not be subject to amendment for any reason unless the Tenant gives written notice to the Landlord within sixty (60) days of the Landlord's submission of such statement, document, or writing identifying the statement, document, or writing and setting out in reasonable detail the reason why such statement, document or writing should not be binding on the Tenant.

                               4. SECURITY DEPOSIT

SECURITY DEPOSIT

The Tenant has paid to the Landlord the sum of TWO THOUSAND SEVEN HUNDRED FORTY-THREE Dollars FORTY-EIGHT Cents ($2,743.48 ) as a deposit to the Landlord to stand as security for the payment by the Tenant of any and all present and future debts and liabilities of the Tenant to the Landlord and for the performance by the Tenant of all of its obligations arising under or in connection with this Lease (the "Debts, Liabilities and Obligations"). The Landlord shall not be required to keep the deposit separate from its general funds. In the event of the Landlord disposing of its Interest in this Lease, the Landlord shall credit the deposit to its successor and thereupon shall have no liability to the Tenant to repay the security deposit to the Tenant. Subject to the foregoing and to the Tenant not being in default under this Lease, the Landlord shall repay the security deposit to the Tenant without interest at the end of the Term or sooner termination of the Lease provided that all Debts, Liabilities and Obligations of the Tenant to the Landlord are paid and performed in full, failing which the Landlord may on notice to the Tenant elect to retain the security deposit and to apply it in reduction of the Debts, Liabilities and Obligations and the Tenant shall remain fully liable to the Landlord for payment and performance of the remaining Debts, Liabilities and Obligations,


                              5. GENERAL COVENANTS

LANDLORD'S COVENANT

(a)      The Landlord covenants with the Tenant:

         (i)      for quiet enjoyment, and

         (ii) to observe and perform all the covenants and obligations of the Landlord herein.


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TENANT'S CONVENANT

(b)      The Tenant convenants with the Landlord:

         (i)      to pay Rent, and

         (ii) to observe and perform all the covenants and obligations of the Tenant herein.

                              6. USE AND OCCUPANCY

USE

The Tenant covenants with the Landlord:

(a) not to use the Leased Premises for any purpose other than an office for the conduct of the Tenant's business which is ADMINISTRATION OF A RESTAURANT CHAIN.

WASTE NUISANCE, ETC.

(b) not to commit, or permit, any waste, injury or damage to the Property including the Leasehold Improvements and any trade fixtures therein, any loading of the floors thereof in excess of the maximum degree of loading as determined by the Landlord acting reasonably, any nuisance therein or any use or manner of use causing annoyance to other tenants and occupants of the Property or to the Landlord,

INSURANCE RISKS

(c) not to do, omit or permit to be done or omitted to be done upon the Property anything which would cause to be increased the Landlord's cost of insurance or the costs of insurance of another tenant of the Property against perils as to which the Landlord or such other tenant has insured or which shall cause any policy of insurance on the Property to be subject to cancellation;

COMPLIANCE WITH LAW

(d) to comply at its own expense with all governmental laws, regulations and requirements pertaining to the occupation and use of the Leased Premises, the condition of the Leasehold Improvements, trade fixtures, furniture and equipment installed by or on behalf of the Tenant therein and the making by the Tenant of any repairs, changes or improvements therein,

ENVIRONMENTAL COMPLIANCE

(e) (i) to conduct and maintain its business and operations at the Leased Premises so as to comply in all respects with common law and with all present and future applicable federal, provincial/ state, local, municipal, governmental or quasi-governmental laws, by-laws, rules, regulations, licenses, orders, guidelines, directives, permits, decisions or requirements concerning occupational or public health and safety or the environment and any order, injunction, judgment, declaration, notice or demand issued thereunder, ("Environmental Laws").

    (ii) not to permit or suffer any substance which is hazardous or is prohibited, restricted, regulated or controlled under any Environmental Law to be present at, on or in the Leased Premises, unless it has received the prior written consent of the Landlord which consent may be arbitrarily withheld.

RULES AND REGULATIONS

(f) to observe and perform, and to cause its employees, invitees and others over whom the Tenant can reasonably be expected to exercise control to observe and perform, the Rules and Regulations contained in Schedule "E" hereto, and such further and other reasonable rules and regulations and amendments and additions therein as may hereafter be made by the Landlord and notified in writing to the Tenant, except that no change or addition may be made that is inconsistent with this Lease unless as may be required by governmental regulation or unless the Tenant consents thereto. The imposition of such Rules and Regulations shall not create or imply any obligation of the Landlord to enforce them or create any liability of the Landlord for their non-enforcement or otherwise.

                          7. ASSIGNMENT AND SUE-LETTING

NO ASSIGNMENT AND SUB-LETTING

(a) The Tenant covenants that it will not assign this Lease or sub-let the Leased Premises in whole or in part without the prior written consent of the Landlord, which consent the Landlord covenants not to withhold unreasonably (i) as to any assignee or sub-lessee who is in a satisfactory financial condition, agrees to use the Leased Premises for those purposes permitted hereunder, and is otherwise satisfactory to the Landlord, and (ii) as to any portion of the Leased Premises which, in the Landlord's sole judgement, is a proper and rational division of the Leased Promises, subject to the Landlord's right of termination arising under this paragraph. Without limitation, the Tenant shall for the purpose of this paragraph be considered to assign or sub-let in any case where it permits the Leased Premises or any portion thereof to be, or the Leased Promises or any portion thereof are, occupied by persons other than the Tenant, its employees and others engaged in carrying on the business of the Tenant, whether pursuant to assignment, sub-letting, license or other right, or where any of the foregoing occurs by operation of law.



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
ASSIGNMENT OR SUB-LETTING PROCEDURES

(b) The Tenant shall not assign this Lease or sub-let the whole or any part of the Leased Premises unless:

         (i) it shall have received or procured a bone fide written offer to take an assignment or sublease which is not inconsistent with the Lease, and the acceptance of which would not breach any provision of this Lease if this paragraph is complied with and which the Tenant has determined to accept subject to this paragraph being complied with, and

         (ii) it shall have first requested and obtained the consent in writing of the Landlord thereto.

Any request for consent shall be in writing and accompanied by a copy of the offer certified by the Tenant to be true and complete, and the Tenant shall furnish to the Landlord all information available to the Tenant and requested by the Landlord as to the responsibility, financial standing and business of the proposed assignee or sub-tenant. Notwithstanding the provisions of sub-paragraph
(a), within twenty (20) days after the receipt by the Landlord of such request for consent and of all information which the Landlord shall have requested hereunder, the Landlord shall have the right upon written notice of termination submitted to the Tenant, if the request is to assign this Lease or sub-let the whole of the Leased Premises, to cancel and terminate this Lease, or if the request is to sub-let a part of the Leased Premises only, to cancel and terminate this Lease with respect to such part, in each case as of a termination date to be stipulated in the notice of termination which shall be not less than sixty (60) days or more than ninety (90) days following the giving of such notice. In such event the Tenant shall surrender the whole or part, as the case may be, of the Leased Premises in accordance with such notice of termination and Basic Rent and Additional Rent shall be apportioned and paid to the date of surrender and, if a part only of the Leased Premises is surrendered, Basic Rent and Additional Rent shall after the date of surrender abate proportionately. If such consent shall be given the Tenant shall assign or sub-let, as the case may be, only upon the terms set out in the offer submitted to the Landlord as aforesaid and not otherwise,

ASSUMPTION OF OBLIGATIONS

(c) No assignment or sub-letting of this Lease shall be effective unless the assignee or sub-lessee shall execute an assumption agreement on the Landlord's form, assuming all the obligations of the Tenant hereunder, and shall pay to the Landlord its reasonable fee for processing the assignment or sub-letting.

TENANT'S CONTINUING OBLIGATIONS

(d) The Tenant agrees that any consent to an assignment or sub-letting of this Lease or Leased Premises, shall not thereby release the Tenant of its obligations hereunder.

                                8. REPAIR & DAMAGE

LANDLORD'S REPAIRS TO BUILDING & PROPERTY

(a) The Landlord covenants with the Tenant to keep in a good and reasonable state of repair and decoration:

         (i) those portions of the Property consisting of the entrance, lobbies, stairways, corridors, landscaped areas, parking areas, and other facilities from time to time provided for use in common by the Tenant and other tenants of the Building or Property, and the exterior portions (including foundations and roofs) of all buildings and structures from time to time forming part of the Property and affecting its general appearance;

         (ii) the Building (other than the Leased Promises and premises of other tenants) including the systems for interior climate control, the elevators and escalators (if any), entrances, lobbies, stairways, corridors and washrooms from time to time provided for use in common by the Tenant and other tenants of the Building or Property and the systems provided for use in common by the Tenant and other tenants of the Building or Property and the systems provided for bringing utilities to the Leased Premises.

LANDLORD'S REPAIRS TO THE LEASED PREMISES

(b) The Landlord covenants with the Tenant to repair, so far as reasonably feasible, and as expeditiously as reasonably feasible, defects in standard demising walls or structural elements, exterior walls of the Building, suspended ceiling, electrical and mechanical installations standard to the Building installed by the Landlord in the Leased Premises (if and to the extent that such defects are sufficient to impair the Tenant's use of the Leased Premises while using them in a manner consistent with this Lease) and "Insured Damage" (as herein defined), The Landlord shall in no event be required to make repairs to Leasehold Improvements made by the Tenant, or by the Landlord on behalf of the Tenant or another tenant or to make repairs to wear and tear within the Leased Premises.




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


TENANT'S REPAIRS


(c) The Tenant covenants with the Landlord to repair, maintain and keep at the Tenant's own cost, except insofar as the obligation to repair rests upon the Landlord pursuant to this paragraph, the Leased Premises, including Leasehold Improvements in good and substantial repair, reasonable wear and tear excepted, provided that this obligation shall not extend to structural elements or to exterior glass or to repairs which the Landlord would be required to make under this paragraph but for the exclusion therefrom of defects not sufficient to impair the Tenant's use of the Leased Premises while using them in a manner consistent with this Lease. The Landlord may enter the Leased Premises at all reasonable times and view the condition thereof and the Tenant covenants with the Landlord to repair, maintain and keep the Leased Premises in good and substantial repair according to notice in writing, reasonable wear and tear excepted. If the Tenant shall fail to repair as aforesaid after reasonable notice to do so, the Landlord may effect the repairs and the Tenant shall pay the reasonable cost thereof to the Landlord on demand. The Tenant covenants with the Landlord that the Tenant will at the expiration of the Term or sooner termination thereof peaceably surrender the Leased Premises and appurtenances in good and substantial repair and condition, reasonable wear and tear excepted.

INDEMNIFICATION

(d) If any part of the Property becomes out of repair, damaged or destroyed through the negligence of, or misuse by, the Tenant or its employees, agents, invitees or others under its control, the Tenant shall pay the Landlord on demand the expense of repairs or replacements, including the Landlord's reasonable administration charge thereof, necessitated by such negligence or misuse.

DAMAGE AND DESTRUCTION

(e) It is agreed between the Landlord and the Tenant that;

         (i) In the event of damage to the Property or to any part thereof, if the damage is such that the Leased Premises or any substantial part thereof is rendered not reasonably capable of use and occupancy by the Tenant for the purposes of its business for any period of time in excess of ten (10) days, then

                  (1) unless the damage was caused by the fault or negligence of the Tenant or its employees, agents, invitees or others under its control, from the date of occurrence of the damage and until the Leased Premises are again reasonably capable for use and occupancy as aforesaid, the Rent payable pursuant to this Lease shall abate from time to time in proportion to the part or parts of the Leased Premises not reasonably capable of such use and occupancy, and

                  (2) unless this Lease is terminated as hereinafter provided, the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair as provided in sub-paragraphs (a), (b) and (c) of this paragraph) shall repair such damage with all reasonable diligence, but to the extent that any part of the Leased Premises is not reasonably capable of such use and occupancy by reason of damage which the Tenant is obligated to repair hereunder, any abatement of Rent to which the Tenant would otherwise be entitled hereunder shall not extend later than the time by which, in the reasonable opinion of the Landlord, repairs by the Tenant ought to have been completed with reasonable diligence; and

         (ii) if the Leased Premises are substantially damaged or destroyed by any cause and if in the reasonable opinion of the Landlord given in writing within thirty (30) days of the occurrence the damage cannot reasonably be repaired within one hundred and eighty (180) days after the occurrence thereof, then the Lease shall terminate, in which event neither the Landlord nor the Tenant shall be bound to repair as provided in sub-paragraphs (a), (b) and (c) of this paragraph, and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord with reasonable expedition and Rent shall be apportioned and paid to the date of the occurrence; and

         (iii) if premises whether of the Tenant or other tenants of the Property comprising in the aggregate half or more of the total number of square feet of rentable office area in the Property or half or more of the total number of square feet of rentable office area in Building (as determined by the Landlord) or portions of the Property which affect access or services essential thereto, are substantially damaged or destroyed by any cause and if in the reasonable opinion of the Landlord the damage cannot reasonably be repaired within one hundred and eighty (180) days after the occurrence thereof, then the Landlord may, by written notice to the Tenant given within thirty (30) days after the occurrence of such damage or destruction, terminate this Lease, in which event neither the Landlord nor the Tenant shall be bound to repair as provided in sub-paragraphs (a) (b) and (c) of this



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                  paragraph, and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord with reasonable expedition but in any event within sixty (60) days after delivery of such notice of termination, and Rent shall he apportioned and paid to the date upon which possession is so delivered up (but subject to any abatement to which the Tenant may be entitled under subparagraph (e) (i) of this paragraph),

                           9. INSURANCE AND LIABILITY

LANDLORD'S INSURANCE

(a) The Landlord shall take out and keep in force during the Term insurance with respect to the Property except for the "Leasehold Improvements" (as hereinafter defined) in the Leased Premises. The insurance to be maintained by the Landlord shall be in respect of perils and to amounts and on terms and conditions which from time to time are insurable at a reasonable premium and which are normally insured by reasonable prudent owners of properties similar to the Property, all as from time to time determined at reasonable intervals by insurance advisors selected by the Landlord, and whose opinion shall be conclusive. Unless and until the insurance advisors shall state that any such perils are not customarily insured against by owners of properties similar to the Property, the perils to be insured against by the Landlord shall include, without limitation, public liability, boilers and machinery, fire and extended perils and may include at the option of the Landlord losses suffered by the Landlord in its capacity as Landlord through business interruption. The insurance to be maintained by the Landlord shall contain a waiver by the insurer of any rights of subrogation or indemnity or any other claim over which the insurer might otherwise be entitled against the Tenant or the agents or employees of the Tenant.

TENANT'S INSURANCE

(b) The Tenant shall take out and keep in force during the Term:

         (i) comprehensive general public liability insurance all on an occurrence basis with respect to the business carried on in or from the Leased Premises and the Tenant's use and occupancy of the Leased Premises and of any other part of the Property, with coverage for any one occurrence or claim of not less than One Million Dollars ($1,000,000) or such other amount as the Landlord may reasonably require upon not less than one (1) month notice at any time during the Term, which insurance shall include the Landlord as a named insured and shall protect the Landlord in respect of claims by the Tenant as if the Landlord were separately insured,

         (ii) insurance in respect of fire and such other perils as are from time to time in the usual extended coverage endorsement covering the Leasehold Improvements, trade fixtures, and the furniture and equipment in the Leased Premises for not less than 80% of the full replacement cost thereof, and which insurance shall include the Landlord as a named insured as the Landlord's interest may appear, and

         (iii) Insurance against such other perils and in such amounts as the Landlord may from time to time reasonably require upon not less than ninety (90) days' written notice, such requirement to be made on the basis that the required insurance is customary at the time for prudent tenants of properties similar to the Property.

All insurance required to be maintained by the Tenant shall be on terms and with insurers satisfactory to the Landlord. Each policy shall contain a waiver by the insurer of any rights of subrogation or indemnity or any other claim over to which the insurer might otherwise be entitled against the Landlord or the agents or employees of the Landlord, and shall also contain an undertaking by the insurer that no material change adverse to the Landlord or the Tenant will be made, and the policy will not lapse or be cancelled, except after not less than thirty (30) days' written notice to the Landlord of the intended change, lapse or cancellation. The Tenant shall furnish to the Landlord, if and whenever requested by it, certificates or other evidences acceptable to the Landlord as to the insurance from time to time effected by the Tenant and its renewal or continuation in force, together with evidence as to the method of determination of full replacement cost of the Tenant's Leasehold Improvements, trade fixtures, furniture and equipment, and if the Landlord reasonably concludes that the full replacement cost has been underestimated, the Tenant shall forthwith arrange for any consequent increase in coverage required under subparagraph (b). If the Tenant shall fail to take out, renew and keep in force such insurance, or if the evidences submitted to the Landlord are unacceptable to the Landlord (or no such evidences are submitted within a reasonable period after request therefor by the Landlord), then the Landlord may give to the Tenant written notice requiring compliance with this sub-paragraph and specifying the respects in which the Tenant is not then in compliance with this sub-paragraph, If the Tenant does not within forty-eight (48) hours provide appropriate evidence of compliance with this sub-paragraph, the Landlord may (but shall not be



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obligated to) obtain some or all of the additional coverage or other insurance which the Tenant shall have failed to obtain, without prejudice to any other rights of the Landlord under this Lease or otherwise, and the Tenant shall pay all premiums and other reasonable expenses incurred by the Landlord to the Landlord on demand.

LIMITATION OF LANDLORD'S LIABILITY


(c) The Tenant agrees that the Landlord shall not be liable for any bodily injury or death of or loss or damage to any property belonging to, the Tenant or its employees, invitees or licensees or any other person in, on or about the Property unless resulting from the actual willful misconduct or gross negligence of the Landlord or its own employees. In no event shall the Landlord be liable for any damage which is caused by steam, water, rain or snow or other thing which may leak into, issue or flow from any part of the Property or from the pipes or plumbing works, including the sprinkler system (if any) therein or from any other place or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or of sprinkler heads (if any) or for any damage caused by anything done or omitted by any other tenant.

INDEMNITY OF LANDLORD

(d) Except with respect to claims or liabilities in respect of any damage which is Insured Damage to the extent of the cost of repairing such Insured Damage, the Tenant agrees to indemnify and save harmless the Landlord in respect of

         (i) all claims for bodily injury or death, property damage or other loss or damage arising from the conduct of any work or any act or omission of the Tenant or any assignee, sub-tenant, agent, employee, contractor, invitee or licensee of the Tenant, and in respect of all costs, expenses and liabilities incurred by the Landlord in connection with or arising out of all such claims, including the expenses of any action or proceeding pertaining thereto, and

         (ii) any loss, cost, (including, without limitation, lawyers' fees and disbursements), expense or damage suffered by the Landlord arising from any breach by the Tenant of any of its covenants and obligations under this Lease.

DEFINITION OF "INSURED DAMAGE"

(e) For purposes of this Lease, "Insured Damage" means that part of any damage occurring to the Property of which the entire cost of repair (or the entire cost of repair other than deductible amount properly collectable by the Landlord as part of the Additional Rent) is actually recovered by the Landlord under a policy or policies of insurance from time to time effected by the Landlord pursuant to sub-paragraph (a) Where an applicable policy of insurance contains an exclusion for damages recoverable from a third party, claims as to which the exclusion applies shall be considered to constitute Insured Damage only if the Landlord successfully recovers from the third party.

                       10. EVENTS OF DEFAULT AND REMEDIES

EVENTS OF DEFAULT AND REMEDIES

(a) In the event of the happening of any one of the following events:

         (i) the Tenant shall have failed to pay an installment of Basic Rent or of Additional Rent or any other amount payable hereunder when due, and such failure shall be continuing for a period of more than ten (10) days after the date such installment or amount was due;

         (ii) there shall be a default of or with any condition, covenant, agreement or other obligation on the part of the Tenant to be kept, observed or performed hereunder (other than a condition, covenant, agreement or other obligation to pay Basic Rent, Additional Rent or any other amount of money) and such default shall be continuing for a period of more than fifteen (15) days after written notice by the Landlord to the Tenant specifying the default and requiring that it discontinue;

         (iii) if any policy of insurance upon the Property or any part thereof from time to time effected by the Landlord shall be cancelled or about to be cancelled by the insurer by reason of the use or occupation of the Leased Premises by the Tenant or any assignee, sub-tenant or licensee of the Tenant or anyone permitted to be upon the Leased Premises and the Tenant after receipt of notice in writing from the Landlord shall have failed to take such immediate steps in respect of such use or occupation as shall enable the Landlord to reinstate or avoid cancellation (as the case may be) of such policy of insurance,

         (iv) the Leased Premises shall, without the prior written consent of the Landlord, be used by any other persons than the Tenant or its permitted assigns or sub-tenants or for any purpose other than that for which they were leased or occupied or by any persons whose




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                  occupancy is prohibited by this Lease,

         (v) the Leased Premises shall be vacated or abandoned, or remain unoccupied without the prior written consent of the Landlord for fifteen (15) consecutive days or more while capable of being occupied,

         (vi) the balance of the Term of this Lease or any of the goods and chattels of the Tenant located in the Leased Premises, shall at any time be seized in execution or attachment, or

         (vii) the Tenant shall make any assignment for the benefit of creditors or become bankrupt or insolvent or take the benefit of any statute for bankrupt or insolvent debtors or, if a corporation, shall take any steps or suffer any order to be made for its winding-up or other termination of its corporate existence; or a trustee, receiver or receiver-manager or agent or other like person shall be appointed of any of the assets of the Tenant, the Landlord shall have the following rights and remedies all of which are cumulative and not alternative and not to the exclusion of any other or additional rights and remedies in law or equity available to the Landlord by statute or otherwise:

         (A) to remedy or attempt to remedy any default of the Tenant, and in so doing to make any payments due or alleged to be due by the Tenant to third parties and to enter upon the Leased Premises to do any work or other things therein, and in such event all reasonable expenses of the Landlord in remedying or attempting to remedy such default shall be payable by the Tenant to the Landlord on demand;

         (B) with respect to unpaid overdue Rent, to the payment by the Tenant of the Rent and of interest (which said interest shall be deemed included herein in the term "Rent") thereon at a rate equal to the lesser of three percent (3%) above the prime commercial loan rate charged to borrowers having the highest credit rating from time to time by the Landlord's principal bank from the date upon which the same was due until actual payment thereof and the maximum amount allowed under the laws of the jurisdiction in which the Building is located;

         (C) to terminate this Lease forthwith by leaving upon the Leased Premises or by affixing to an entrance door to the Leased Premises notice terminating the Lease and to immediately thereafter cease to furnish any services hereunder and enter into and upon the Leased Premises or any part thereof in the name of the whole and the same to have again, repossess and enjoy as of its former estate, anything in this Lease contained to the contrary notwithstanding; and

         (D) to enter the Leased Premises as agent of the Tenant and as such agent to re-let them and to receive the rent therefor and as the agent of the Tenant to take possession of any furniture or other property thereon and upon giving ten (10) days' written notice to the Tenant to store the same at the expense and risk of the Tenant or to sell or otherwise dispose of the same at public or private sale without further notice and to apply the proceeds thereof and any rent derived from re-letting the Leased Premises upon account of the Rent due and to become due under this Lease and the Tenant shall be liable to the Landlord for the deficiency if any.

PAYMENT OF RENT, ETC. ON TERMINATION

(b) Upon the giving by the Landlord of a notice in writing terminating this Lease under sub-paragraph (a)(C) of this paragraph, this Lease and the term shall terminate, Rent and any other payments for which the Tenant is liable under this Lease, shall be computed, apportioned and paid in full to the date of such termination forthwith, and there shall immediately become due and payable forthwith in one lump sum as liquidated damages and not a penalty the aggregate of Basic Rent and additional Rent (as estimated by the Landlord acting reasonably), for a period of one year, being the estimated time required for re-releasing the Leased Premises or, if less than one year remains of the Tenant, the aggregate of Basic Rent and Additional Rent (as estimated by the Landlord acting reasonably) for the unexpired portion of the Term. Upon termination of this Lease and the Term, the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord, and the Landlord may forthwith re-enter and take possession of them.

(c) The Tenant shall pay to the Landlord on demand all costs and expenses, including lawyers' fees, incurred by the Landlord in enforcing any of the obligations of the Tenant under this Lease.



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                              ADDITIONAL PROVISIONS

RELOCATION OF LEASED PREMISES

11. The Landlord shall have the right at any time upon sixty(60)days' written notice (the "Notice of Relocation") to relocate the Tenant to other premises in the Property (the "Relocated Premises") and the following terms and conditions shall be applicable.

         (a) the Relocated Premises (which term shall mean the Leased Premises after relocation) shall contain approximately the same as, or greater rentable area than, the Leased Premises;

         (b) the Landlord shall provide at its expense leasehold improvements in the Relocated Premises equal to the standards of the "Leasehold Improvements" (as hereinafter defined) in the Leased Premises which have been completed or which the Landlord is obliged herein to provide in the Leased Premises;

         (c) the Landlord shall pay for the reasonable moving costs (if any) from the Leased Premises to the Relocated Premises of the Tenant's trade fixtures and furnishings;

         (d) as compensation for all other costs, expenses and damages which the Tenant may suffer or incur in connection with the relocation including disruption and loss of business, Basic Rent and Additional Rent for the Relocated Premises for the period of the first one (1) month of occupancy shall abate,

         (e) Basic Rent and "Tenant's Proportionate Share" (as hereinafter defined) of Additional Rent for the Relocated Premises shall be no greater than the Basic Rent and Tenant's Proportionate Share of Additional Rent for the Leased Premises, notwithstanding the Relocated Premises may contain a greater rentable area;

         (f) all other terms and conditions of the Lease shall apply to the Relocated Premises except as are inconsistent with the terms and conditions of this sub-paragraph.

SUBORDINATION AND ATTORNMENT

12. This Lease and all rights of the Tenant hereunder are subject and subordinate to all underlying leases and charges, or mortgages now or hereafter existing (including charges, and mortgages by way of debenture, note, bond, deeds of trust and mortgage and all instruments supplemental thereto) which may now or hereafter affect the Property or any part thereof and to all renewals, modifications, consolidations, replacements and extensions thereof provided the lessor, chargee, mortgagee or trustee agrees to accept this Lease if not in default; and in recognition of the foregoing the Tenant agrees that it will, whenever requested, attorn to such lessor, chargee, mortgagee as a tenant upon all the terms of this Lease. The Tenant agrees to execute promptly whenever requested by the Landlord or by the holder of any such lease, charge, or mortgage an instrument of subordination or attornment, as the case may be, as may be required of it,


CERTIFICATES

13. The Tenant agrees that it shall promptly whenever requested by the Landlord from time to time execute and deliver to the Landlord, and if required by the Landlord, to any lessor, chargee, or mortgagee (including any trustee) or other person designated by the Landlord, an acknowledgment in writing as to the then status of this Lease, including as to whether it is in full force and effect, is modified or unmodified, confirming the Basic Rent and Additional Rent payable hereunder and the State of the accounts between Landlord and the Tenant, the existence or non-existence of defaults, and any other matters pertaining to this Lease as to which the Landlord shall request an acknowledgment.



INSPECTION OF ACCESS TO THE LEASED PREMISES


14. The Landlord shall be permitted at any time and from time to time to enter and to have its and authorized agents, employees and contractors enter the Leased Premises for the purposes of inspection, window cleaning, maintenance, providing janitor service, making repairs, alterations or improvements to the Leased Premises or the Property, or to have access to utilities and services (including all ducts and access panels (if any), which the Tenant agrees not to obstruct) and the Tenant shall provide free and unhampered access for the purpose, and shall not be entitled to compensation for any inconvenience, nuisance or discomfort caused thereby. The Landlord and its authorized agents and employees shall be permitted entry to the Leased Premises for the purpose of exhibiting them to prospective tenants. The Landlord in exercising its rights under this paragraph shall do so to the extent reasonably necessary so as to minimize interference with the Tenant's use and enjoyment of the Leased Premises provided that in an emergency the Landlord or persons




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authorized by it may enter the Leased Premises without regard to minimizing interference.

DELAY

15. Except as herein otherwise expressly provided, if and whenever and to the extent that either the Landlord or the Tenant shall be prevented, delayed or restricted in the fulfillment of any obligation hereunder in respect of the supply or provision of any service or utility, the making of any repair, the doing of any work or any other thing (other than the payment of moneys required to be paid by the Tenant to the Landlord hereunder) by reason of:

         (a)      strikes or work stoppages;

         (b) being unable to obtain any material, service, utility or labor required to fulfill such obligation;

         (c) any statute, law or regulation of, or inability to obtain any permission from any government authority having lawful jurisdiction preventing, delaying or restricting such fulfillment;

                  or

         (d)      other unavoidable occurrence,

the time for fulfillment of such obligation shall be extended during the period in which such circumstance operates to prevent, delay or restrict the fulfillment thereof, and the other party to this Lease shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned; provided that nevertheless the Landlord will use its best efforts to maintain services essential to the use and enjoyment of the Leased Premises and provided further that if the Landlord shall be prevented, delayed or restricted in the fulfillment of any such obligation hereunder by reason of any of the circumstances set out in sub-paragraph (c) of this paragraph 15 and to fulfill such obligation could not, in the reasonable opinion of the Landlord, be completed without substantial additions to or renovations of the Property, the Landlord may on sixty (60) days' written notice to the Tenant terminate this Lease.

WAIVER

16. If either the Landlord or the Tenant shall overlook, excuse, condone or suffer any default, breach, non-observance, improper compliance or non-compliance by the other of any obligation hereunder, this shall not operate as a waiver of such obligation in respect of any continuing or subsequent default, breach, or non-observance, and no such waiver shall be implied but shall only be effective if expressed in writing.

SALE, DEMOLITION AND RENOVATION

17. (a) The term "Landlord" as used in this Lease, means only the owner for the time being of the Property, so that in the event of any sale or sales or transfer or transfers of the Property, or the making of any lease or leases thereof, or the sale or sales or the transfer or transfers or the assignment or assignments of any such lease or leases, previous landlords shall be and hereby are relieved of all covenants and obligations of Landlord hereunder. It shall be deemed and construed without further agreement between the parties, or their successors in interest, or between the parties and the transferee or acquiror, at any such sale, transfer or assignment, or lessee on the making of any such lease, that the transferee, acquiror or lessee has assumed and agreed to carry out any and all of the covenants and obligations of Landlord hereunder to Landlord's exoneration, and Tenant shall thereafter be bound to and shall attorn to such transferee, acquiror or lessee, as the case may be, as Landlord under this Lease;

         (b) Notwithstanding anything contained in this Lease to the contrary, in the event the Landlord intends to demolish or to renovate substantially all the Building, then the Landlord, upon giving the Tenant one hundred and eighty
(180) days' written notice, shall have the right to terminate this Lease and this Lease shall thereupon expire on the expiration of one hundred and eighty
(180) days from the date of the giving of such notice without compensation of any kind to the Tenant.

PUBLIC TAKING

18. The Landlord and Tenant shall co-operate, each with the other, in respect of any Public Taking of the Leased Premises or any part thereof so that the Tenant may receive the maximum award to which it is entitled in law for relocation costs and business interruption and so that the Landlord may receive the maximum award for all other compensation arising from or relating to such Public Taking (including all compensation for the value of the Tenant's leasehold interest subject to the Public Taking) which shall be the property of the Landlord, and the Tenant's rights to such compensation are hereby assigned to the Landlord. If the whole or any part of the Leased Premises is



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Publicly Taken, as between the parties hereto, their respective rights and obligations under this Lease shall continue until the day on which the Public Taking authority takes possession thereof. If the whole or any part of the Leased Premises is Publicly Taken, the Landlord shall have the option, to be exercised by written notice to the Tenant, to terminate this Lease and such termination shall be effective on the day the Public Taking authority takes possession of the whole or the portion of the Property Publicly Taken. Rent and all other payments shall be adjusted as of the date of such termination and the Tenant shall, on the date of such Public Taking, vacate the Leased Premises and surrender the same to the Landlord, with the Landlord having the right to re-enter and re-possess the Leased Premises discharged of this Lease and to remove all persons therefrom. In this paragraph, the words "Public Taking" shall include expropriation and condemnation and shall include a sale by the Landlord to an authority with powers of expropriation, condemnation or taking, in lieu of or under threat of expropriation or taking and "Publicly Taken" shall have a corresponding meaning.

REGISTRATION OF LEASE

19. The Tenant agrees with the Landlord not to register this Lease in any recording office and not to register notice of this Lease in any form without the prior written consent of the Landlord. If such consent is provided such notice of Lease or caveat shall be in such form as the Landlord shall have approved and upon payment of the Landlord's reasonable fee for same and all applicable transfer or recording taxes or charges. The Tenant shall remove and discharge at Tenant's expense registration of such a notice or caveat at the expiry or earlier termination of the Term, and in the event of Tenant's failure to so remove or discharge such notice or caveat after ten (10) days' written notice by Landlord to Tenant, the Landlord may in the name and on behalf of the Tenant execute a discharge of such a notice or caveat in order to remove and discharge such notice of caveat and for the purpose thereof the Tenant hereby irrevocably constitutes and appoints any officer of the Landlord the true and lawful attorney of the Tenant.

LEASE ENTIRE AGREEMENT

20. The Tenant acknowledges that there are no covenants, representations, warranties, agreements or conditions express or implied, collateral or otherwise forming part of or in any way affecting or relating to this Lease save as expressly set out in this Lease and Schedules attached hereto and that this Lease and such Schedules constitute the entire agreement between the Landlord and the Tenant and may not be modified except as herein explicitly provided or except by agreement in writing executed by the Landlord and the Tenant.

NOTICES

21. Any notice, advice, document or writing required or contemplated by any provision hereof shall be given in writing and if to the Landlord, either delivered personally to an officer of the Landlord or mailed by prepaid mail addressed to the Landlord at the said local office address of the Landlord shown above, and if to the Tenant, either delivered personally to the Tenant (or to an officer of the Tenant, if a corporation) or mailed by prepaid mail addressed to the Tenant at the Leased Premises, or if an address of the Tenant is shown in the description of the Tenant above, to such address. Every such notice, advice, document or writing shall be deemed to have been given when delivered personally, or if mailed as aforesaid, upon the fifth day after being mailed. The Landlord may from time to time by notice in writing to the Tenant designate another address as the address to which notices are to be mailed to it, or specify with greater particularity the address and persons to which such notices are to be mailed and may require that copies of notices be sent to an agent designated by it. The Tenant may, if an address of the Tenant is shown in the description of the Tenant above, from time to time by notice in writing to the Landlord, designate another address as the address to which notices are to be mailed to it, or specify with greater particularity the address to which such notices are to be mailed.

INTERPRETATION

22. In this Agreement "herein", "hereof", "hereby", "hereunder", "hereto", "hereinafter" and similar expressions refer to this Lease and not to any particular paragraph, clause or other portion thereof, unless there is something in the subject matter or context inconsistent therewith; and the parties agree that all of the provisions of this Lease are to be construed as covenants and agreements as though words importing such covenants and agreements were used in each separate paragraph hereof, and that should any provision or provisions of this Lease be illegal or not enforceable it or they shall be considered separate and severable from the Lease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the said provision or provisions had never been included, and further that the captions appearing for the provisions of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease or of any provisions hereof.

EXTENT OF LEASE OBLIGATIONS

23. This Agreement and everything herein contained shall enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors, assigns and other legal representatives, as the case may be, of each and every of the parties hereto, subject to the granting of



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consent by the Landlord to any assignment or sublease, and every reference herein to any party hereto shall include the heirs, executors, administrators, successors, assigns and other legal representatives of such party, and where there is more than one tenant or there is a male or female party the provisions hereof shall be read with all grammatical changes thereby rendered necessary and all covenants shall be decreed joint and several.

USE AND OCCUPANCY PRIOR TO TERM

24. If the Tenant shall for any reason use or occupy the Leased Premises in any way prior to the commencement of the Term without there being an existing lease between the Landlord and Tenant under which the Tenant has occupied the Leased Premises, then during such prior use or occupancy the Tenant shall be a Tenant of the Landlord and shall be subject to the same covenants and agreements in this Lease mutatis mutandis.

SCHEDULES

25. The provisions of the following Schedules attached hereto shall form part of this Lease as if the same were embodied herein:

     Schedule "A"  -  Legal Description of Property
     Schedule "B"  -  Outline of Leased Premises
     Schedule "C"  -  Taxes Payable by Landlord and Tenant
     Schedule "D"  -  Services and Costs
     Schedule "E"  -  Rules and Regulations
     Schedule "F"  -  Leasehold Improvements
     Schedule "G"  -  N/A
     Schedule "H"  -  N/A
     Schedule "I"  -  N/A
     Schedule "J"  -  N/A
     Schedule "K"  -  OCCUPANCY PRIOR TO COMMENCEMENT OF TERM



IN WITNESS WHEREOF the parties hereto have executed this Agreement.


                                       Landlord:


                                       THE MANUFACTURERS LIFE INSURANCE
                                       COMPANY
CHECKED
 [SIG]
VERIFIED
 [SIG]


         [SIG]                         by Signature    /s/ CHRIS HOLTVED
-----------------------------                       ----------------------------
  Witness as to signing                Title:              CHRIS HOLTVED
      by Landlord                                        Regional Director


                                       Tenant:

                                       COFFEE.COM INTERACTIVE CAFE CORP.

         [SIG]                         by Signature    /s/ LINDA CARLING
------------------------------                      ----------------------------
   Witness as to signing by            Title:  V.P. Promotions
Tenant or officer(s) of Tenant


                                       by Signature
                                                    ----------------------------
                                       Title:



                                                                    INITIAL
                                                              Landlord | Tenant
                                                                [SIG]     [SIG]

                                  SCHEDULE "A"

                         (Legal Description of Property)

                          TO A LEASE AGREEMENT BETWEEN

                    THE MANUFACTURERS LIFE INSURANCE COMPANY

                                     - AND -

                        COFFEE.COM INTERACTIVE CAFE CORP.

              Those portions of Lots Seventeen (17), Eighteen (18),

            Nineteen (19) and Twenty (20), which lie to the South of

              the Northerly Seven (7) feet throughout the said Lots

                Seventeen (17), Eighteen (18), Nineteen (19) and

          Twenty (20) in Block Forty-eight (48) on Plan "A-1", Calgary,

               Excepting out of Lots Nineteen (19) and Twenty (20)

                            all mines and minerals.




                   (hereinafter referred to as the "Property')


DATED THE 20TH DAY OF MARCH, 1997.

MUNICIPALLY DESCRIBED AS:  603 - 7th Avenue S.W.
                           Calgary, Alberta




                          Property Name: MANULIFE HOUSE


                                                                    INITIAL
                                                              Landlord | Tenant
                                                                [SIG]     [SIG]

                                  SCHEDULE "B"

                    (Plan of Leased Premises outlined in red)

                                   7TH AVENUE






                                   [DIAGRAM]








Suite 550
2,880 square feet


                       Property Name:    MANULIFE HOUSE



                                                                    INITIAL
                                                              Landlord | Tenant
                                                                [SIG]     [SIG]

                                  SCHEDULE "C"

                      TAXES PAYABLE BY LANDLORD AND TENANT


TENANT'S TAXES

1.       (a)      The Tenant covenants to pay all Tenant's Taxes, as and when the same become due and payable. Where any Tenant's Taxes are payable by the Landlord to the relevant taxing authorities, the Tenant covenants to pay the amount thereof to the Landlord.

         (b) The Tenant covenants to pay the Landlord the Tenant's Proportionate Share of the amount of the Landlord's Taxes in each Fiscal Period.

         (c) The Tenant covenants to pay to the Landlord the Tenant's Proportionate Share of the costs and expenses (including legal and other professional fees and interest and penalties on deferred payments) incurred in good faith by the Landlord in contesting, resisting or appealing any of the Taxes.

LANDLORD'S TAXES

         (d) The Landlord covenants to pay all Landlord's Taxes subject to the payments on account of Landlord's Taxes required to be made by the Tenant elsewhere in this Lease. The Landlord may appeal any official assessment or the amount of any Taxes or other taxes based on such assessment and relating to the Property. In connection with any such appeal, the Landlord may defer payment of any Taxes or other taxes, as the case may be, payable by it to the extent permitted by law, and the Tenant shall co-operate with the Landlord and provide the Landlord with all relevant information reasonably required by the Landlord in connection with any such appeal.

SEPARATE ALLOCATION

         (e) In the event that the Landlord is unable to obtain from the taxing authorities any separate allocation of Landlord's Taxes, Tenant's Taxes or assessment as required by the Landlord to make calculations of Additional Rent under this Lease, such allocation shall be made by the Landlord acting reasonably and shall be conclusive.

INFORMATION

         (f) Whenever requested by the Landlord, the Tenant shall deliver to it receipts for payment of all the Tenant's Taxes and furnish such other information in connection therewith as the Landlord may reasonably require.

TAX ADJUSTMENT

         (g) If the Building has not been taxed as a completed and fully occupied building for any Fiscal Period, the Landlord's Taxes will be determined by the Landlord as if the Building had been taxed as a completed and fully occupied building for any such Fiscal Period.

DEFINITION

2. In this lease:

         (a) "Landlord's Taxes" shall mean the aggregate of all Taxes attributable to the Property, the Rent or the Landlord in respect thereof and including, any amounts imposed, assessed, levied or charged in substitution for or in lieu of any such Taxes, but excluding such taxes as capital gains taxes, corporate income, profit or excess profit taxes to the extent such taxes are not levied in lieu of any of the foregoing against the Property or the Landlord in respect thereof;

         (b) "Taxes" shall mean all taxes, rates, duties, levies, fees, charges, local improvement rates, capital taxes, rental taxes and assessments whatsoever including fees, rents, and levies for air rights and encroachments on or over municipal property imposed, assessed, levied or charged by any school, municipal, regional, state, provincial, federal, parliamentary or other body, corporation, authority, agency or commission provided that "Taxes" shall not include any special utility, levies, fees or charges imposed, assessed, levied or charged which are directly associated with initial construction of the Property;

         (c)      "Tenant's Taxes" shall mean the aggregate of:

                  (i) all Taxes (whether imposed upon the Landlord or the Tenant) attributable to the personal property, trade fixtures, business, income, occupancy or sales of the Tenant or any other occupant of the Leased Premises, and to any Leasehold Improvements or fixtures installed by or on behalf of the Tenant within the Leased Premises, and to the use by the Tenant of any of the Property, and



                                                                    INITIAL
                                                              Landlord | Tenant

                                  SCHEDULE "D"

                               SERVICES AND COSTS

INTERIOR CLIMATE CONTROL

1. The Landlord covenants with the Tenant:

         (a) To maintain in the Leased Premises conditions of reasonable temperature and comfort in accordance with good standards applicable to normal occupancy of premises for office purposes subject to governmental regulations during hours to be determined by the Landlord (but to be at least the hours from 8:00 a.m. to 6:00 p.m. from Monday to Friday inclusive with the exception of holidays, Saturdays and Sundays), such conditions to be maintained by means of a system for heating and cooling, filtering and circulating air; the Landlord shall have no responsibility for any inadequacy of performance of the said system if the occupancy of the Leased Premises or the electrical power or other energy consumed on the Leased Premises for all purposes exceeds reasonable amounts as determined by the Landlord or the Tenant installs partitions or other installations in locations which interfere with the proper operation of the system of interior climate control or if the window covering on exterior windows is not kept fully closed;

JANITOR SERVICE

         (b) To provide janitor and cleaning services to the Leased Premises and to common areas of the Building consisting of reasonable services in accordance with the standards of similar office buildings;

ELEVATORS, LOBBIES, ETC.

         (c) To keep available the following facilities for use by the Tenant and its employees and invitees in common with other persons entitled thereto:

                  (i) passenger and freight elevator service to each floor upon which the Leased Premises are located provided such service is installed in the Building and provided that the Landlord may prescribe the hours during which and the procedures under which freight elevator service shall be available and may limit the number of elevators providing service outside normal business hours;

                  (ii) common entrances, lobbies, stairways and corridors giving access to the Building and the Leased Premises, including such other areas from time to time which may be provided by the Landlord for common use and enjoyment within the Property;

                  (iii) the washrooms as the Landlord may assign from time to time which are standard to the Building, provided that the Landlord and the Tenant acknowledge that where an entire floor is leased to the Tenant or some other tenant the Tenant or such other tenant, as the case may be, may exclude others from the washrooms thereon.

ELECTRICITY

2.       (a)      The Landlord covenants with the Tenant to furnish electricity to the Leased Premises (except Leased Premises which have separate meters) for normal office use for lighting and for office equipment capable of operating from the circuits available to the Leased Premises and standard to the Building during hours to be determined by the Landlord (but to be at least the hours from 8:00 a.m. to 6:00 p.m. from Monday to Friday inclusive with the exception of holidays, Saturdays and Sundays) and during such other hours that the Tenant elects at its sole cost and expense subject to governmental regulations;

         (b) The amount of electricity consumed on the Leased Premises in excess of electricity required by the Tenant for normal office use shall be as determined by the Landlord acting reasonably or by a metering device installed by the Tenant at the Tenant's expense. The Tenant shall pay the Landlord for any such excess electricity on demand.

3. The Landlord shall maintain and keep in repair the facilities required for the provision of the interior climate control, elevator (if installed in the Building) and other services referred to in sub-paragraph (a) and (c) of paragraph I and sub-paragraph (a) of paragraph 2 of this Schedule in accordance with the standards of office buildings similar to the Building but reserves the right to stop the use of any of these facilities and the supply of the corresponding services when necessary by reason of accident or breakdown or during the making of repairs, alterations or improvements, in the reasonable judgment of the Landlord necessary or desirable to be made until the repairs, alterations or improvements shall have been completed to the satisfaction of the Landlord.

ADDITIONAL SERVICES

4.       (a)      The Landlord may (but shall not be obliged) on request of the
                  Tenant supply services or materials to the Leased Premises and the Property which are not provided for under this Lease and which are used by the Tenant (the "Additional Services") including, without limitation,

                  (i)      replacement of tubes and ballasts;

                  (ii)     carpet shampooing;



                                                                    INITIAL
                                                              Landlord | Tenant

                  (iii)    drapery cleaning;

                  (iv)     locksmithing;

                  (v)      removal of bulk garbage;

                  (vi)     picture hanging; and

                  (vii)    special security arrangement.

         (b) When Additional Services are supplied or furnished by the Landlord, accounts therefor shall be rendered by the Landlord and shall be payable by the Tenant to the Landlord on demand. In the event the Landlord shall elect not to supply or furnish Additional Services, only persons with prior written approval by the Landlord (which approval shall not be unreasonably withheld) shall be permitted by the Landlord or the Tenant to supply or furnish Additional Services to the Tenant and the supplying and furnishing shall be subject to the reasonable rules fixed by the Landlord with which the Tenant undertakes to cause compliance and to comply.

OPERATING CHARGES PAYABLE


5.       (a)      The Tenant covenants to pay to the Landlord the Tenant's
                  Proportionate Share of the amount of the Operating Costs in each Fiscal Period;

         (b) Subject to the other terms and conditions of this Lease, the Landlord shall not be responsible during the Term for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Leased Premises and the Tenant shall pay all charges, impositions, costs and expenses of every nature and kind relating to the Leased Premises and the amounts included as Additional Rent whether or not specifically provided for herein and the Tenant covenants with the Landlord accordingly;

         (c) In this Lease "Operating Costs" shall include all costs incurred or which will be incurred by the Landlord in the maintenance, operation, administration and management of the Property including without limitation:

                  (i)      cost of heating, ventilating and air-conditioning;

                  (ii)     cost of water and sewer charges;

                  (iii) cost of electricity, fuel or other form of energy which are not separately metered and recovered or paid by tenants;

                  (iv) costs of insurance carried by the Landlord pursuant to paragraph 9(a) of this Lease and cost of any deductible amount paid by the Landlord in connection with each claim made by the Landlord under such insurance;

                  (v) cost of building office expenses, including telephone, rent, stationery and supplies;

                  (vi) costs of all elevator and escalator (if installed in the Building) maintenance and operation;

                  (vii) costs of operating staff, management staff and other administrative personnel, including salaries, wages, and fringe benefits;

                  (viii)   cost of providing security;

                  (ix) cost of providing janitorial services, window cleaning, garbage and snow removal and pest control;

                  (x)      cost of supplies and materials;

                  (xi)     cost of decoration of common areas;

                  (xii)    cost of landscaping;

                  (xiii) cost of maintenance and operation of the parking area;

                  (xiv) cost of consulting, and professional fees including expenses;

                  (xv) cost of replacements, additions and modifications unless otherwise included under Operating Costs under subparagraph (xvi), and cost of repair and;

                  (xvi) costs in respect of each Major Expenditure (as hereinafter defined) as amortized over the period of the Landlord's reasonable estimate of the economic life of the Major Expenditure, but not to exceed fifteen (15) years, using equal monthly installments of principal and interest at ten percent (10%) per annum compounded semi-annually. For the purpose hereof "Major Expenditure" shall mean any expenditure incurred after the date of substantial completion of the Building for replacement of machinery, equipment, building elements, systems or facilities forming a part of or used in connection with the Property or for modifications, upgrades or additions to the Property or facilities used in connection therewith, provided that, in each case, such expenditure was more than ten percent (10%) of the total Operating Costs for the immediately preceding Fiscal Period.

         (d) In this Lease there shall be excluded from Operating Costs the following:

                  (i)      interest on debt and capital retirement of debt;

                  (ii) such of the Operating Costs as are recovered from insurance proceeds; and



                                                                    INITIAL
                                                              Landlord | Tenant

                  (iii) costs as determined by the Landlord of acquiring tenants for the Property.



6. In calculating Operating Costs for any Fiscal Period, if less than one hundred percent (100%) of Building is occupied by tenants, then the amount of such Operating Costs shall be deemed for the purposes of this Schedule to be increased to an amount equal to the like Operating Costs which normally would be expected by the Landlord to have been incurred had such occupancy been one hundred percent (100%) during such entire period.

7. In this Lease, "Tenant's Proportionate Share" shall mean THREE DECIMAL FIVE NINE percent (3.59%) subject to adjustment as determined solely by the Landlord and notified to the Tenant in writing for physical increases or decreases in the total rentable area of the Property provided that total rentable area of the Property and the rentable area of the Leased Premises shall exclude areas designated (whether or not rented) for parking and for storage.




                                                                    INITIAL
                                                              Landlord | Tenant

                                  SCHEDULE "E"
                             RULES AND REGULATIONS


1. The sidewalks, entry passages, elevators (if installed in the Building) and common stairways shall not be obstructed by the Tenant or used for any other purpose than for ingress and egress to and from the Leased Premises. The Tenant will not place or allow to be placed in the Building corridors or public stairways any waste paper, dust, garbage, refuse or anything whatever.

2. The washroom plumbing fixtures and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein. The expense of any damage resulting by misuse by the Tenant shall be borne by the Tenant,

3. The Tenant shall permit window cleaners to clean the windows of the Leased Premises during normal business hours.

4. No birds or animals shall be kept in or about the Property nor shall the Tenant operate or permit to be operated any musical or sound-producing instruments or device or make or permit any improper noise inside or outside the Leased Premises which may be heard outside such Leased Premises.

5. No one shall use the Leased Premises for residential purposes, or for the storage of personal effects or articles other than those required for business purposes.

6. All persons entering and leaving the Building at any time other than during normal business hours shall register in the books which may be kept by the Landlord at or near the night entrance and the Landlord will have the right to prevent any person from entering or leaving the Building or the Property unless provided with a key to the premises to which such person seeks entrance and a pass in a form to be approved by the Landlord. Any persons found in the Building at such times without such keys and passes will be subject to the surveillance of the employees and agents of the Landlord.

7. No dangerous or explosive materials shall be kept or permitted to be kept in the Leased Premises.

8. The Tenant shall not and shall not permit any cooking in the Leased Premises. The Tenant shall not install or permit the installation or use of any machine dispensing goods for sale in the Leased Premises without the prior written approval of the Landlord. Only persons authorized by the Landlord shall be permitted to deliver or to use the elevators (if installed in the Building) for the purpose of delivering food or beverages to the Leased Premises.

9. The Tenant shall not bring in or take out, position, construct, install or move any safe, business machine or other heavy office equipment without first obtaining the prior written consent of the Landlord. In giving such consent, the Landlord shall have the right in its sole discretion, to prescribe the weight permitted and the position thereof, and the use and design of planks, skids or platforms to distribute the weight thereof. All damage done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall be repaired at the expense of the Tenant. The moving of all heavy equipment or other office equipment or furniture shall occur only at times consented to by the Landlord and the persons employed to move the same in and out of the Building must be acceptable to the Landlord. Safes and other heavy office equipment will be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description will be received into the Building or carried in the elevators (if installed in the Building) except during hours approved by the Landlord.

10. The Tenant shall give the Landlord prompt notice of any accident to or any defect in the plumbing, heating, air-conditioning, ventilating, mechanical or electrical apparatus or any other part of the Building.

11. The parking of automobiles shall be subject to the charges and the reasonable regulations of the Landlord. 'Me Landlord shall not be responsible for damage to or theft of any car, its accessories or contents whether the same be the result of negligence or otherwise.

12. The Tenant shall not mark, drill into or in any way deface the walls, ceilings, partitions, floors or other parts of the Leased Premises and the Building.



                                                                    INITIAL
                                                              Landlord | Tenant

13. Except with the prior written consent of the Landlord, no tenant shall use or engage any person or persons other than the janitor or janitorial contractor of the Landlord for the purpose of any cleaning of the Leased Premises.

14. If the Tenant desires any electrical or communications wiring, the Landlord reserves the right to direct qualified persons as to where and how the wires are to be introduced, and without such directions no borings or cutting for wires shall take place. No other wires or pipes of any kind shall be introduced without the prior written consent of the Landlord.

15. The Tenant shall not place or cause to be placed any additional locks upon any doors of the Leased Premises without the approval of the Landlord and subject to any conditions imposed by the Landlord. Additional keys may be obtained from the Landlord at the cost of the Tenant.

16. The Tenant shall be entitled to have its name shown upon the directory board of the Building and at one of the entrance doors to the Leased Premises all at the Tenant's expense, but the Landlord shall in its sole discretion design the style of such identification and allocate the space on the directory board for the Tenant.

17. The Tenant shall keep the sun drapes (if any) in a closed position at all times. The Tenant shall not interfere with or obstruct any perimeter heating, air-conditioning or ventilating units.

18. The Tenant shall not conduct, and shall not permit any, canvassing in the Building.

19. The Tenant shall take care of the rugs and drapes (if any) in the Leased Premises and shall arrange for the carrying-out of regular spot cleaning and shampooing of carpets and dry cleaning of drapes in a manner acceptable to the Landlord.

20. The Tenant shall permit the periodic closing of lanes, driveways and passages for the purpose of preserving the Landlord's rights over such lanes, driveways and passages.

21. The Tenant shall not place or permit to be placed any sign, advertisement, notice or other display on any part of the exterior of the Leased Premises or elsewhere if such sign, advertisement, notice or other display is visible from outside the Leased Premises without the prior written consent of the Landlord which may be arbitrarily withheld. The Tenant, upon request of the Landlord, shall immediately remove any sign, advertisement, notice or other display which the Tenant has placed or permitted to be placed which, in the opinion of the Landlord, is objectionable, and if the Tenant shall fail to do so, the Landlord may remove the same at the expense of the Tenant.

22. The Landlord shall have the right to make such other and further reasonable rules and regulations and to alter the same as in its judgment may from time to time be needful for the safety, care, cleanliness and appearance of the Leased Premises and the Building and for the preservation of good order therein, and the same shall be kept and observed by the tenants, their employees and servants. The Landlord also has the right to suspend or cancel any or all of these rules and regulations herein set out.



                                                                    INITIAL
                                                              Landlord | Tenant

                                  SCHEDULE "F"


                             LEASEHOLD IMPROVEMENTS



DEFINITION OF LEASEHOLD IMPROVEMENTS

1. For purposes of this Lease, the term "Leasehold Improvements" includes, without limitation, all fixtures, improvements, installations, alterations and additions from time to time made, erected or installed by or on behalf of the Tenant, or any previous occupant of the Leased Premises, in the Leased Premises and by or on behalf of other tenants in other premises in the Building (including the Landlord if an occupant of the Building), including all partitions, doors and hardware however affixed, and whether or not movable, all mechanical, electrical and utility installations and all carpeting and drapes with the exception only of furniture and equipment not of the nature of fixtures.


INSTALLATION OF IMPROVEMENTS AND FIXTURES

2. The Tenant shall not make, erect, install or alter any Leasehold Improvements in the Leased Premises without having requested and obtained the Landlord's prior written approval. The Landlord's approval shall not, if given, under any circumstances be construed as consent to the Landlord having its estate charged with the cost of work. The Landlord shall not unreasonably withhold its approval to any such request, but failure to comply with the Landlord's reasonable requirements from time to time for the Building shall be considered sufficient reason for refusal. In making, erecting, installing or altering any leasehold Improvements the Tenant shall not, without the prior written approval of the Landlord, alter or interfere with any installations which have been made by the Landlord or others and in no event shall alter or interfere with window coverings (if any) or other light control devices (if any) installed in the Building. The Tenant's request for any approval hereunder shall be in writing and accompanied by an adequate description of the contemplated work and, where appropriate, working drawings and specifications thereof. If the Tenant requires from the Landlord drawings or specifications of the Building in connection with leasehold Improvements, the Tenant shall pay the cost thereof to the Landlord on demand. Any reasonable costs and expenses incurred by the Landlord in connection with the Tenant's Leasehold Improvements shall be paid by the Tenant to the Landlord on demand. All work to be performed in the Leased Premises shall be performed by competent contractors and sub-contractors of whom the Landlord shall have approved in writing prior to commencement of any work, such approval not to be unreasonably withheld (except that the Landlord may require that the Landlord's contractors and sub-contractors be engaged for any mechanical or electrical work) and by workmen who have labor union affiliations that are compatible with those affiliations (if any) of workmen employed by the Landlord and its contractors and sub-contractors. All such work including the delivery, storage and removal of materials shall be subject to the reasonable supervision of the Landlord, shall be performed in accordance with any reasonable conditions or regulations imposed by the Landlord including, without limitation, payment on demand of a reasonable fee of the Landlord for such supervision, and shall be completed in good and workmanlike manner in accordance with the description of the work approved by the Landlord and in accordance with all laws, regulations and by-laws of all regulatory authorities. Copies of required building permits or authorizations shall be obtained by the Tenant at its expense and copies thereof shall be provided to the Landlord. No locks shall be installed on the entrance doors or in any doors in the Leased Premises that are not keyed to the Building master key system.


LIENS AND ENCUMBRANCES ON IMPROVEMENTS
AND FIXTURES

3. In connection with the making, erection, installation or alteration of leasehold Improvements and all other work or installations made by or for the Tenant in the Leased Premises the Tenant shall comply with all the provisions of the mechanics' lien and other similar statutes from time to time applicable thereto (including any proviso requiring or enabling the retention by way of holdback of portions of any sums payable) and, except as to any such holdback, shall promptly pay all accounts relating thereto. The Tenant will not create any mortgage, conditional sale agreement or other encumbrance in respect of its Leasehold Improvements or, without the written consent of the Landlord, with respect to its trade fixtures nor shall the Tenant take any action as a consequence of which any such mortgage, conditional sale agreement or other encumbrance would attach to the Property or any part thereof. If and whenever any mechanics' or other lien for work, labor, services or materials supplied to or for the Tenant or for the cost of which the Tenant may be in any way liable or claims therefor shall arise or be filed or any such mortgage, conditional sale agreement or other encumbrance shall attach, the Tenant shall within twenty (20) days after submission by the


                                                                 INITIAL
                                                          Landlord  |  Tenant

                                  SCHEDULE "K"

                     OCCUPANCY PRIOR TO COMMENCEMENT OF TERM


The Tenant may enter the Leased Premises thirty (30 ) days prior to commencement of the Term for the sole purpose of installing Leasehold Improvements (the "Improvement Period"). Landlord and Tenant mutually acknowledge and agree that the Improvement Period precedes and is not part of Basic Rent Free Period, if any, provided for in this Lease.

Tenant's occupancy of the Leased Premises during the Improvement Period shall be upon and subject to the following conditions:

1. During the Improvement Period the Tenant, its servants, agents, employees, contractors, subcontractors, officers and directors shall be subject to and bound by all of the terms and conditions of this Lease including without limiting the generality of the foregoing insurance and indemnification subject only to the following:

         (a) During the Improvement Period the Tenant shall not be obligated to pay Rent.

         (b) In the event the Tenant commences to conduct its business from the Leased Premises during the Improvement Period all Rent and other charges shall commence from the date of such commencement notwithstanding that the Term has not yet begun.

         (c) During the Improvement Period the Landlord shall have no obligation to provide the Tenant any of the services required to be provided by the Landlord hereunder to the Tenant including without limitation any of the services referred to in paragraphs 1, 2, 3 and 4 of Schedule "D" of this Lease and the Landlord shall not be liable to the Tenant for any loss whatsoever resulting from Landlord not providing any such services.



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
         (ii) the amount by which Taxes (whether imposed upon the Landlord or the Tenant) are increased above the Taxes which would have otherwise been payable as a result of the Leased Premises or the Tenant or any other occupant of the Leased Premises being taxed or assessed in support of separate schools; and

(d) "Tenant's Proportionate Share" shall mean THREE DECIMAL FIVE NINE percent (3.59%) subject to adjustment as determined solely by the Landlord and notified to the Tenant in writing for physical increases or decreases in the total rentable area of the Property provided that total rentable area of the Property and the rentable area of the Leased Premises shall exclude areas designated (whether or not rented) for parking and for storage.



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                                      C-2

                          AMENDMENT TO LEASE AGREEMENT

THIS AMENDMENT TO LEASE AGREEMENT made this 13th day of November, 1997.
BETWEEN:


                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                       (hereinafter called the "Landlord")


                               OF THE FIRST PART,

                                       and

                        COFFEE.COM INTERACTIVE CAFE CORP.
                        (hereinafter called the "Tenant")


                               OF THE SECOND PART,


WHEREAS by a Lease Agreement made the 20th day of March 1997 (the "Lease"), the Landlord leased to the Tenant the following premises:

Property:                              - 603 - 7th Avenue S.W., Calgary: as per
                                         Lease,
Leased Premises:                       - 2,880 square feet, fifth (5th) Floor,
                                         Suite 550: as per Lease,
Term:                                  - Five (5) years: as per Lease,
Basic Rent:                            - $14,440.00 per annum: as per Lease,
Tenant's Proportionate Share:          - 3.59%: as per Lease;

AND WHEREAS the Landlord and the Tenant have agreed to amend the Lease;

NOW WITNESSTH that in consideration of the rents, covenants and agreements contained in the Lease, and in consideration of the covenants and agreements hereinafter contained, and the sum of ONE DOLLAR ($1.00) now paid by each of the parties to the other (the receipt and sufficiency of which is hereby acknowledged), the Landlord and Tenant hereby agree to amend the Lease as follows to give effect to Tenant's expansion within the Property:

           1)     (i)     Clause 1 of the Lease shall be amended as follows:

                  "As of the 1st day of December 1997 (the "Effective Date") the area of the Leased Premises shall be increased by Four Thousand Ninety rentable square feet (4,090 r.s.f) as outlined on Schedule "B-1" attached hereto (the "Expansion Premises"), and the revised area of the Leased Premises shall be deemed to consist of Six Thousand Nine Hundred Seventy rentable square feet (6,970 r.s.f.)."

                  (ii) Clause 3 Paragraph 3(a) of the Lease shall be amended as follows:

                  "As of the Effective Date the Basic Rent shall be increased by Forty-Seven Thousand Forty dollars ($47,040.00) to Sixty-One Thousand Four Hundred Forty dollars ($61,440.00) of lawful money of the jurisdiction in which the Leased Premises are located, payable in equal month installments. The monthly installments shall be Five Thousand One Hundred Twenty dollars ($5,120.00) each in advance on the first day of each month during the Term. The first amended payment to be made on the 1st day of December, 1997, subject to Schedule "K" attached hereto, which shall form part of the Lease as if the same were embodied therein."

                  Commencing on the 1st day of December, 1999 and continuing until the 30th day of November, 2000, the Basic Rent shall be increased to Sixty-Five Thousand Five Hundred Twenty dollars ($65,520.00) per annum of lawful money of the jurisdiction in which the Leased Premises are located payable in equal monthly installments of Five Thousand Four Hundred Sixty dollars ($5,460.00) each in advance on the first day of each month during the Term, the first payment to be made on the 1st day of December, 1999.

                  Commencing on the 1st day of December, 2000 and continuing until the 30th day of April, 2002, the Basic Rent shall be increased to Sixty-Nine Thousand Six Hundred Twelve



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                                                                [SIG]     [SIG]
                  dollars ($69,612.00) per annum of lawful money of the jurisdiction in which the Leased Premises are located payable in equal monthly installments of Five Thousand Eight Hundred One dollars ($5,801.00) each in advance on the first day of each month during the Term, the first payment to be made on the 1st day of December, 2000.

                  (iii) Clause 4 of the Lease shall be amended by the addition of the following:

                  "On the 1st day of March, 1998 the Tenant shall pay an additional Security Deposit of Five Thousand dollars ($5,000.00) to Landlord, such that the total Security Deposit held is Seven Thousand Seven Hundred Forty-Three dollars and Forty-Eight cents ($7,743.48)."

                  (iv) Schedule C Clause 2 Paragraph 2(d) and Schedule D Clause 7 shall be amended by the addition of the following:

                  "As of the Effective Date Tenant's Proportionate Share shall be increased by five decimal one one percent (5.11%) to eight decimal seven zero percent (8.70%)".

                  (v) Schedule F Clause 5 Paragraph 5(b) shall be amended by the addition of the following:

                  "As of the Effective Date Landlord's Work for the Expansion Premises shall include:

                           The Landlord shall, at its sole cost demolish approximately 15 feet of lineal drywall in the existing reception area, repair and paint walls relating to the demolition area only and patch the carpet with existing carpet base."

         2) As of the Effective Date, Schedule "B-1" - Outline of Additional Leased Premises, attached hereto, shall form part of the Lease as if the same were embodied therein.

         3) As of the Effective Date Schedule "K-1", Occupancy Prior to Commencement of Term, attached hereto, shall form part of the Lease as if the same were embodied therein.

         4) The Landlord and the Tenant hereby confirm each to the other the several covenants and agreements in the Lease as amended by this Amendment to Lease Agreement.

         5) This Amendment to Lease Agreement and everything herein contained shall enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors, assigns and other legal representatives, as the case may be, of each of the parties hereto, and every reference herein to any party hereto shall include the heirs, executors, administrators, successors, assigns and other legal representatives of such party, and where there is more than one tenant or there is a male or female party, the provisions hereof shall be read with all grammatical changes thereby rendered necessary and all covenants shall be deemed joint and several.


IN WITNESS HEREOF the, parties hereto have executed this Amendment to Lease Agreement. I/We have authority to bind the corporation.


                                       LANDLORD:

                                       THE MANUFACTURERS LIFE INSURANCE COMPANY

                                       by Signature:   /s/ CHRIS HOLTVED
                                                     ---------------------------
                                       Name:  Chris Holtved
                                       Title:  Regional Director

                                       TENANT:

                                       COFFEE.COM INTERACTIVE CAFE CORP.


/s/     [SIG]                          by Signature: /s/ [SIG]
--------------------                                 ---------------------------
Witness as to                          Name: ??????
signing by Tenant                      Title: ??????



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                                                                [SIG]     [SIG]

                                 SCHEDULE "B1"

                   (Location of Leased Premises cross-hatched)

 This Schedule is for identification purposes only and is not to be interpreted as being a representation or warranty on the part of the Landlord as to the exact location, area, configuration and layout,


                               5th floor diagram


                          Property Name: MANULIFE HOUSE




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
                                  SCHEDULE "K"


BASIC RENT FREE PERIOD

The Tenant shall not be required to pay Basic Rent for the Expansion Premises the first thirty-one (31) days of the Term of this Lease (herein called the "Basic Rent Free Period"). For clarification, this represents a reduction of Three Thousand Nine Hundred Twenty dollars ($3,920.00) in the revised Basic Rent for the month of December 1997.

All other terms and provisions of this Lease shall, however, remain in full force and effect during the Basic Rent Free Period and thereafter including without limitation the payment of Additional Rent.



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
                                  SCHEDULE "K-1
                     OCCUPANCY PRIOR TO COMMENCEMENT OF TERM


The Tenant may enter the Expansion Premises sixteen (16) days prior to commencement of the Term for the sole purpose of installing Leasehold Improvements (the, "Improvement Period"). Landlord and Tenant mutually acknowledge and agree that the Improvement Period precedes and is not part of Basic Rent Free Period, if any, provided for in this Lease.

Tenant's occupancy of the Leased Premises during the Improvement Period shall be upon and subject to the following conditions:

1. During the Improvement Period the Tenant, its servants, agents, employees, contractors, subcontractors, officers and directors shall be subject to and bound by all of the terms and conditions of this Lease including without limiting the generality of the foregoing insurance and indemnification subject only to the following:

         (a) During the Improvement Period the Tenant shall not be obligated to pay Rent except those charges set out in l(d).

         (b) In the event the Tenant commences to conduct its business from the Leased Premises during the Improvement Period all Rent and other charges shall commence from the date of such commencement notwithstanding that the Term has not yet begun.

         (c) During the Improvement Period the Landlord shall have no obligation to provide the Tenant any of the services required to be provided by the Landlord hereunder to the Tenant including without limitation any of the services referred to in paragraphs 1, 2, 3 and 4 of Schedule "D" of this Lease except those services reasonably required by the Tenant for the purposes of installing the Leasehold Improvements and the Landlord shall not be liable to the Tenant for any loss whatsoever resulting from Landlord not providing any such services.

         (d) The Tenant shall be responsible for the Landlord's reasonable charges during the Improvement Period for services and utilities used for or in connection with the Leased Premises, including, without limiting the generality of the foregoing, those relating to security and access to the Leased Premises, garbage removal from the Leased Premises and the use and consumption of utilities such as water, fuel, power and telephone. The Tenant shall pay to the Landlord on demand the amount of such charges, based on estimates by the Landlord.

         (e) Tenant acknowledges that Landlord may be completing Landlord's Work for the Expansion Premises during the Improvement Period.



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